March 12, 1997
                         DREYFUS BASIC GNMA FUND
                         SUPPLEMENT TO PROSPECTUS
                             DATED MAY 1, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "FEE TABLE," "FUND EXCHANGES," AND "HOW TO REDEEM
SHARES:"
        Effective April 4, 1997, for accounts of $50,000 or more the Fund will waive the fees for (i) writing redemption checks, (ii) exchanges out of the Fund made pursuant to the Fund's Exchange Privilege, (iii) redemptions by wire or pursuant to the Dreyfus TELETRANSFER Privilege, and (iv) otherwise closing out an account.
        THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND:"
        Effective immediately, the Fund's primary portfolio manager is Michael Hoeh. Mr. Hoeh joined Dreyfus in October 1996. From June 1994 through September 1996, Mr. Hoeh was Vice President, Portfolio Management for ARM Capital Advisors, Inc. From January 1992 through May 1994, he was Vice President, Risk Management for Blackrock Financial Management.
                                                                    080s031297